EXECUTIVE INVESTORS LOGO



BLUE CHIP

HIGH YIELD

INSURED TAX EXEMPT



EXECUTIVE INVESTORS FUNDS


ANNUAL REPORT
DECEMBER 31, 1998

MARKET OVERVIEW
EXECUTIVE INVESTORS TRUST

Dear Investor:

We are pleased to present the annual reports for the funds of the Executive Investors Trust for the fiscal year ending December 31, 1998. Included are Executive Investors Blue Chip Fund ("Blue Chip Fund"), Executive Investors High Yield Fund ("High Yield Fund") and Executive Investors Insured Tax Exempt Fund ("Insured Tax Exempt Fund").

1998 will be remembered for the severe dislocation caused to the financial markets by the currency crisis that began in Southeast Asia. Exacerbated by highly leveraged hedge funds, emerging market problems spread to Russia, Latin America and finally the U.S., culminating in a correction in the stock market and a tremendous bond market rally. Long-term interest rates fell to 30-year lows as investors sought the safety and liquidity of the U.S. bond market. Responding to financial market tumult, the Federal Reserve lowered short-term interest rates three times in eight weeks beginning in September. By year-end, financial markets had stabilized and interest rates moved somewhat higher as the "flight to safety" trend weakened.

Despite this turbulence, the U.S. economy grew at close to 4%, completing the seventh year of the current expansion. The consumer propelled the economy, buoyed by low unemployment, rising wages, low interest rates and stock market gains. The rate of inflation, as measured by the Consumer Price Index, fell for the third consecutive year, to 1.6%.

Substantial volatility meant varied returns among the financial markets. The stock market staged a remarkable recovery from the third quarter correction, ending the year with positive annual returns. Large-capitalization stocks were the best performers, with growth stocks outpacing value stocks. International markets also varied, with Europe providing the best returns, and emerging markets the worst.

In the bond market, we saw a substantial decline in long-term Treasury yields. This was prompted by the "flight to safety," slowing inflation and the U.S. budget surplus. Among U.S. bond markets, the Treasury market was the best performer. Other markets (mortgage-backed, corporate, high yield) had lower returns due to a variety of factors that are discussed under specific Fund performance.

While we continue to believe the fundamentals of the U.S. economy remain sound, investors should remain aware of the risks associated with investing in the stock market. The stock market tends to follow cycles, and the current upward cycle or bull market, is now the longest in history. Equity investors should be aware that some valuations appear to be high at this time, particularly in such

EXECUTIVE INVESTORS TRUST

sectors as technology, as well as with many Internet-related companies. On a technical basis, the length of the cycle could present some pressure against continued gains in the short term. In addition, the impact of lower global economic growth due to Asian economic turmoil, and its possible impact on U.S. corporate profits, could also present a risk to U.S. equity investors. In addition, investments in foreign markets involve currency risks as well as country specific political and economic risks. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer

January 29, 1999

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS BLUE CHIP FUND

Dear Investor:

We are pleased to present the annual report for the Executive Investors Blue Chip Fund ("Blue Chip Fund") for the fiscal year ending December 31, 1998.

For the year ended December 31, 1998, the Blue Chip Fund returned 17.8% on a net asset value basis, compared to a 15.6% return for its Lipper Inc. peer group. The Fund's positive performance for the period was due to its investments in the technology, telecommunications, healthcare and consumer cyclical sectors. Investments in the energy sector, along with a number of one-time, unforeseeable events, had a negative effect on the Fund's return.

The Fund's relative performance was enhanced by a number of holdings in the technology area. In particular, the Fund's positions in leading high-tech firms such as Microsoft, Cisco Systems and Lucent Technologies, all generated above average returns for the Fund. Despite the fact that the company had to cope with the Federal Government's anti-trust suit, Microsoft continued to outpace its competitors in the desktop computer software business. Strong fundamentals including revenues, earnings and margin improvements continued to drive Microsoft's stock to new levels. Both Cisco and Lucent benefited from the increased need for bandwidth on all levels of communication.

Driven by the "graying of America" trend, the Fund's healthcare holdings performed well in 1998. The Fund's positions in leading pharmaceutical companies such as Pfizer and Warner-Lambert continued their solid performance. Pfizer continues to have one of the strongest product pipelines in the industry, as evidenced by the introduction of Viagra, a male impotence drug, which was one of the major news events of the year.

Encouraged by a strong domestic economy, consumer demand was strong in the U.S., aiding the performance of leading consumer goods companies. AirTouch Communications, a provider of wireless phone service domestically and abroad, continued to benefit from the growth in the wireless telecommunications industry. Time Warner, the cable television company, continued to benefit from solid entertainment offerings and declining capital expenditures, all of which led to an improved earnings outlook. The stocks of retailing giants like Home Depot and Wal-Mart also continued to enjoy robust growth.

Most stocks in the energy sector did not keep up with the overall market for the period. Oil companies were negatively affected by declining demand from emerging markets and overproduction. As the major oil companies began to send signals that they would be reducing exploration expenditures into the foreseeable future, the stocks in companies such as Schlumberger and Kerr-McGee, both owned by the Fund, suffered more than the general market.

EXECUTIVE INVESTORS BLUE CHIP FUND

With the financial and economic difficulties in Asia and Russia, many large money center banks and international brokerage houses were hurt in the third quarter. Their share prices declined sharply due to their worldwide trading and credit exposures. However, as the equity market rallied in the fourth quarter, the Fund's holdings in financial services companies like Merrill Lynch, Morgan Stanley Dean Witter, AIG and Citigroup, rebounded strongly.

Like many investment companies, the Fund's performance was negatively impacted by investments in two firms that reported accounting discrepancies. Cendant, which had been a Wall Street darling, fell on hard times when it was discovered that the revenue numbers at CUC International, one of the companies merged into Cendant, had been inflated. MedPartners, one of the nation's largest physician practice management companies, was to merge with Phycor, another major player in physician practice management. However, due to concerns regarding MedPartners' accounting, Phycor called off the deal. Both events were unique and difficult to foresee and had a negative impact on the Fund's performance.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Dennis T. Fitzpatrick

Dennis T. Fitzpatrick
Vice President
  and Portfolio Manager*

January 29, 1999

* Mr. Fitzpatrick became sole Portfolio Manager of the Fund on September 15,
1998.

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the Executive Investors Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                    EXECUTIVE INVESTORS

                                                Blue Chip Fund           S&P 500 Index
May-90                                                  $9,525                 $10,000
Dec-90                                                   9,215                   9,335
Dec-91                                                  11,774                  12,185
Dec-92                                                  12,259                  13,060
Dec-93                                                  13,256                  14,340
Dec-94                                                  13,096                  14,524
Dec-95                                                  17,849                  20,463
Dec-96                                                  21,530                  25,161
Dec-97                                                  27,253                  33,490
Dec-98                                                  32,108                  42,980
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                17.81%                  12.22%
Five Years                                              19.36%                  18.20%
Since Inception (5/17/90)                               15.12%                  14.47%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS BLUE CHIP FUND BEGINNING 5/17/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 11.08%, 16.73% AND 12.31%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            COMMON STOCKS--96.3%
            BASIC MATERIALS--2.1%
      700   Alcoa, Inc.                                        $   52,194     $   107
      600   Du Pont (E.I.) de Nemours & Company                    31,837          65
      500   Ecolab, Inc.                                           18,094          37
-------------------------------------------------------------------------------------
                                                                  102,125         209
-------------------------------------------------------------------------------------
            CAPITAL GOODS--8.5%
      800   Avery Dennison Corporation                             36,050          74
    1,500   General Electric Company                              153,094         314
    1,200   Ingersoll-Rand Company                                 56,325         115
      400   Pitney-Bowes, Inc.                                     26,425          54
      600   Textron, Inc.                                          45,562          93
      800   Tyco International, Ltd.                               60,350         124
      800   Waste Management, Inc.                                 37,300          76
-------------------------------------------------------------------------------------
                                                                  415,106         850
-------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--8.1%
    1,100   *AirTouch Communications, Inc.                         79,337         163
      700   AT & T Corporation                                     52,750         108
      900   Bell Atlantic Corporation                              47,700          98
      200   Century Telephone Enterprises, Inc.                    13,500          28
      700   GTE Corporation                                        47,206          97
      748   *MCI WorldCom, Inc.                                    53,669         110
    1,132   *Qwest Communications International, Inc.              56,600         116
      800   SBC Communications, Inc.                               42,900          88
-------------------------------------------------------------------------------------
                                                                  393,662         808
-------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--7.7%
      700   *Costco Companies, Inc.                                50,531         104
    1,000   Danaher Corporation                                    54,312         111
      600   Home Depot, Inc.                                       36,713          75
    1,400   Masco Corporation                                      40,250          83
      600   McGraw-Hill Companies, Inc.                            61,125         125
      800   Tribune Company                                        52,800         108
    1,000   Wal-Mart Stores, Inc.                                  81,437         167
-------------------------------------------------------------------------------------
                                                                  377,168         773
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            CONSUMER STAPLES--16.1%
      700   Anheuser-Busch Companies, Inc.                     $   45,937     $    94
      700   Bestfoods                                              37,275          76
      300   *Chancellor Media Corporation                          14,362          29
      600   Coca-Cola Company                                      40,125          82
    1,700   Coca-Cola Enterprises, Inc.                            60,775         125
      700   Comcast Corporation - Spec. Cl. "A"                    41,081          84
      900   General Mills, Inc.                                    69,975         143
    1,000   Kellogg Company                                        34,125          70
    1,400   PepsiCo, Inc.                                          57,312         118
    1,200   Philip Morris Companies, Inc.                          64,200         132
      600   Procter & Gamble Company                               54,787         112
      800   Rite Aid Corporation                                   39,650          81
      800   *Safeway, Inc.                                         48,750         100
    1,500   *Tele-Communications, Inc. Liberty Media Group -
              Ser. "A"                                             69,094         142
    1,200   Time Warner, Inc.                                      74,475         153
      400   Unilever, N.V.                                         33,175          68
-------------------------------------------------------------------------------------
                                                                  785,098       1,609
-------------------------------------------------------------------------------------
            ENERGY--4.9%
      400   Chevron Corporation                                    33,175          68
    1,300   Exxon Corporation                                      95,062         195
      100   Mobil Corporation                                       8,712          18
      500   Royal Dutch Petroleum Company                          23,938          49
    1,400   Sunoco, Inc.                                           50,488         104
    1,000   Unocal Corporation                                     29,188          60
-------------------------------------------------------------------------------------
                                                                  240,563         494
-------------------------------------------------------------------------------------
            FINANCIAL--16.2%
      200   American Express Company                               20,450          42
      837   American International Group, Inc.                     80,875         166
      639   BankAmerica Corporation                                38,420          79
      300   Bear Stearns Companies, Inc.                           11,213          23
      700   Charter One Financial, Inc.                            19,425          40
      800   Chase Manhattan Corporation                            54,450         112
    1,100   Citigroup, Inc.                                        54,450         112
      700   Fannie Mae                                             51,800         106
      800   First Union Corporation                                48,650         100
      800   Freddie Mac                                            51,550         106
-------------------------------------------------------------------------------------

EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            FINANCIAL (continued)
    1,300   ITT Hartford Group, Inc.                           $   71,338     $   146
      450   Jefferson-Pilot Corporation                            33,750          69
    1,600   MBNA Corporation                                       39,900          82
      200   Merrill Lynch & Company, Inc.                          13,350          27
      200   Morgan Stanley, Dean Witter, Discover and Company      14,200          29
    1,300   PNC Bank Corporation                                   70,363         144
      300   Progressive Corporation                                50,813         104
    1,600   Wells Fargo Company                                    63,900         131
-------------------------------------------------------------------------------------
                                                                  788,897       1,618
-------------------------------------------------------------------------------------
            HEALTHCARE--10.8%
      800   Abbott Laboratories                                    39,200          80
      700   American Home Products Corporation                     39,419          81
      900   Becton Dickinson & Company                             38,419          79
      500   Bristol-Myers Squibb Company                           66,906         137
      400   Guidant Corporation                                    44,100          90
    2,000   *Health Management Associates, Inc. - Cl. "A"          43,250          89
      600   Johnson & Johnson                                      50,325         103
      700   Merck & Company, Inc.                                 103,381         212
      400   Pfizer, Inc.                                           50,175         103
      700   Warner-Lambert Company                                 52,631         108
-------------------------------------------------------------------------------------
                                                                  527,806       1,082
-------------------------------------------------------------------------------------
            TECHNOLOGY--18.1%
    1,000   Adobe Systems, Inc.                                    46,750          96
      500   *Applied Materials, Inc.                               21,344          44
    1,200   *ASM Lithography Holding, N.V.                         36,600          75
      600   *Cisco Systems, Inc.                                   55,688         114
    1,600   Compaq Computer Corporation                            67,100         138
      700   Intel Corporation                                      82,994         170
      500   International Business Machines Corporation            92,375         189
    2,100   *Lam Research Corporation                              37,406          77
      600   Lucent Technologies, Inc.                              66,000         135
    3,400   *Micron Electronics, Inc.                              58,863         121
      500   *Microsoft Corporation                                 69,344         142
      800   Motorola, Inc.                                         48,850         100
    1,200   *Newbridge Networks Corporation                        36,450          75
    2,400   *Sequent Computer Systems, Inc.                        28,950          59
      800   *Sterling Commerce, Inc.                               36,000          74
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
    1,800   *Symantec Corporation                              $   39,150     $    80
      500   Xerox Corporation                                      59,000         121
-------------------------------------------------------------------------------------
                                                                  882,864       1,810
-------------------------------------------------------------------------------------
            TRANSPORTATION--1.0%
    1,500   Burlington Northern Santa Fe Corporation               50,625         104
-------------------------------------------------------------------------------------
            UTILITIES--2.8%
      400   Duke Energy Corporation                                25,625          53
      900   Enron Corporation                                      51,356         105
      450   FPL Group, Inc.                                        27,731          57
    1,400   PacifiCorp                                             29,488          60
-------------------------------------------------------------------------------------
                                                                  134,200         275
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $3,191,708)          96.3%   4,698,114       9,632
OTHER ASSETS, LESS LIABILITIES                           3.7      179,620         368
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $4,877,734     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS HIGH YIELD FUND

Dear Investor:

We are pleased to present the annual report for the Executive Investors High Yield Fund ("High Yield Fund") for the fiscal year ending December 31, 1998.

For the year ended December 31, 1998, Executive Investors High Yield Fund returned .9% on a net asset value basis compared to a -.4% return for its Lipper Inc. peer group. After several years of strong returns, the high yield market produced modest returns in 1998. The primary factors that drove the Fund's performance were a deterioration in the high yield market as a result of the "flight to quality," and a perceived credit squeeze. This deterioration trend abated in the fourth quarter of 1998. On the positive side, the Fund's limited exposure to emerging market debt and its focus on higher-rated junk bonds helped its performance, relative to its peer group.

Through the early part of 1998, the financial markets saw a continuation of the positive characteristics exhibited in 1997. The financial system remained supportive, despite widespread emerging markets worries. The equity market continued its strong performance - the ultimate expression of investor confidence. This stock market strength and the abundance of initial public offerings brought to market provided high yield issuers with a source of financial flexibility and contributed to the positive performance of some issues. Concerns about Asia led the Treasury market to rally early in 1998. Within the high yield market, its long-term historical track record and set of positive fundamentals also encouraged investing. This, in turn, drove issuance to a record pace. High yield bonds were, and are, a comparatively attractive source of capital for funding merger and acquisition activity and other aggressive business plans.

In the second quarter, fear of the Asian contagion and projections of slower economic growth conflicted with the frenetic pace of issuance, and caused quality spreads to widen as investors began to resist the lower yields that they were being asked to accept. In the high yield market, performance leadership shifted to the "upper tier" bonds (relatively stronger junk bond issues) from the "middle tier" bonds (those judged to rank lower -- but not lowest -- in credit strength) where it had been through the first quarter. Extremely aggressive deals, "lower tier issues," deferred pay (zero coupon) bonds and emerging market debt underperformed the market.

During the third quarter, several severe shocks to the world financial system caused risk to be both reassessed and shunned by investors. The Russian default and wider difficulties in emerging markets also negatively impacted the domestic high yield and investment grade bond markets, as well as the equity markets. Temporarily, the high yield market experienced severe liquidity concerns and stratification, which caused upper tier issues to outperform lower tier issues. However, in late October, the market reopened for business as the Fed signaled its determination to prevent a world credit crunch, and the few bond deals sold during this turbulent time provided their investors with especially handsome returns.

The Fund's strong relative performance reflects its long-term investment approach, a credit and quality orientation, and its positioning to avoid dependence on perpetual bull markets. The Fund benefited from diversification across industry and structure, low exposure to emerging markets, but especially from its preference for stable to improving companies. While the Fund must accept the inherent risks of the high yield market, it often shuns the more speculative investments that carry the greatest level of risk.

As this is written, a variety of market conditions appear to make high yield bonds attractive investments. These include buoyant domestic economic activity and a lack of inflation, as well as a lull in U.S. Treasury demands for capital. To be fair, the valuation level is -- and will likely continue to be -- influenced by concerns about the eventual trade effects from recessions elsewhere. These concerns have caused the previously mentioned flight to quality. A well thought out portfolio strategy provides one with both the opportunity to weather market turbulence and a good entry point into investments such as the Fund.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely

/s/ George V. Ganter
George V. Ganter
Vice President
  and Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the Executive Investors High Yield Fund and the CS First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                    EXECUTIVE INVESTORS            CS FIRST BOSTON

                                               High Yield Fund        High Yield Index
Jan-89                                                  $9,525                 $10,000
Dec-89                                                   9,419                  12,319
Dec-90                                                   8,241                  14,001
Dec-91                                                  11,172                  14,054
Dec-92                                                  12,929                  13,157
Dec-93                                                  15,132                  18,914
Dec-94                                                  14,780                  22,065
Dec-95                                                  17,600                  26,237
Dec-96                                                  20,010                  25,983
Dec-97                                                  22,417                  30,498
Dec-98                                                  22,610                  30,675
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                  .86%                 (3.89%)
Five Years                                               6.36%                   7.32%
Ten Years                                                9.03%                   8.50%
S.E.C. 30-Day Yield                                      8.34%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS HIGH YIELD FUND BEGINNING 1/1/89 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,568 DIFFERENT ISSUES, 1,371 OF WHICH ARE CASH PAY, 142 ARE ZERO-COUPON, 15 ARE STEP BONDS, 7 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 33 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.2 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.0%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN (4.47%), 6.70% AND 7.52%, RESPECTIVELY AND THE S.E.C. YIELD FOR DECEMBER 1998 WOULD HAVE BEEN 7.74%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--90.7%
            AEROSPACE/DEFENSE--1.6%
$     300M  Moog, Inc., 10%, 2006                              $   309,000     $   163
--------------------------------------------------------------------------------------
            APPAREL/TEXTILES--4.3%
      300M  Pillowtex Corp., 10%, 2006                             322,500         170
      500M  Polymer Group, Inc., 9%, 2007                          497,500         262
--------------------------------------------------------------------------------------
                                                                   820,000         432
--------------------------------------------------------------------------------------
            AUTOMOTIVE--8.4%
      400M  Aftermarket Technology Corp., 12%, 2004                422,000         223
      300M  Cambridge Industries, Inc., 10.25%, 2007               235,500         124
      250M  Cooperative Computing, Inc., 9%, 2008                  226,250         119
      200M  Exide Corp., 10%, 2005                                 200,000         106
      500M  Special Devices, Inc., 11.375%, 2008 +                 511,250         270
--------------------------------------------------------------------------------------
                                                                 1,595,000         842
--------------------------------------------------------------------------------------
            BUILDING MATERIALS--1.6%
      350M  American Architectural Products Corp., 11.75%,
              2007                                                 306,250         162
--------------------------------------------------------------------------------------
            CHEMICALS--2.3%
      400M  Huntsman Polymers Corp., 11.75%, 2004                  430,000         227
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--4.0%
      300M  Commemorative Brands, Inc., 11%, 2007                  234,000         123
      300M  Herff Jones, Inc., 11%, 2005                           325,500         172
      250M  Syratech Corp., 11%, 2007                              205,000         108
--------------------------------------------------------------------------------------
                                                                   764,500         403
--------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--6.7%
      325M  Plastic Containers, Inc., 10%, 2006                    339,625         179
      400M  Radnor Holdings, Inc., 10%, 2003                       404,000         213
      500M  Tekni-Plex, Inc., 9.25%, 2008                          524,375         277
--------------------------------------------------------------------------------------
                                                                 1,268,000         669
--------------------------------------------------------------------------------------
            DURABLE GOODS/MANUFACTURING--3.6%
      500M  Columbus McKinnon Corp., 8.50%, 2008                   470,000         248
      200M  Fairfield Manufacturing, Inc., 11.375%, 2001           206,500         109
--------------------------------------------------------------------------------------
                                                                   676,500         357
--------------------------------------------------------------------------------------

EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ENERGY--4.1%
$     400M  Giant Industries, Inc., 9.75%, 2003                $   394,000     $   208
      400M  Stone Energy Corp., 8.75%, 2007                        389,500         205
--------------------------------------------------------------------------------------
                                                                   783,500         413
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--2.1%
      400M  Outboard Marine Corp., 10.75%, 2008 +                  392,000         207
--------------------------------------------------------------------------------------
            GAMING/LODGING--1.5%
      250M  Casino America, Inc., 12.50%, 2003                     278,437         147
--------------------------------------------------------------------------------------
            HEALTHCARE--6.7%
      200M  Dade International, Inc., 11.125%, 2006                222,500         117
      250M  Fisher Scientific International, Inc., 9%, 2008        250,000         132
      400M  Integrated Health Services, Inc., 9.25%, 2008          375,500         198
      400M  Tenet Healthcare Corp., 8.625%, 2007                   420,000         222
--------------------------------------------------------------------------------------
                                                                 1,268,000         669
--------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS--.7%
      200M  Corning Consumer Products, Inc., 9.625%, 2008          142,000          75
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--7.1%
      500M  Diva Systems Corp., 0%-12.625%, 2008 +                 188,750         100
      500M  Echostar Communications Corp., 0%-12.875%, 2004        513,750         271
      300M  Grupo Televisa, SA, 11.875%, 2006                      298,125         157
      300M  Rogers Cablesystems, Inc., 10%, 2005                   337,500         178
--------------------------------------------------------------------------------------
                                                                 1,338,125         706
--------------------------------------------------------------------------------------
            MEDIA (OTHER)--4.5%
      300M  Garden State Newspapers, Inc., 12%, 2004               330,000         174
      200M  Garden State Newspapers, Inc., 8.75%, 2009             202,000         107
      300M  Outdoor Systems, Inc., 8.875%, 2007                    315,750         167
--------------------------------------------------------------------------------------
                                                                   847,750         448
--------------------------------------------------------------------------------------
            MINING/METALS--7.0%
      400M  Euramax International PLC, 11.25%, 2006                402,000         212
      250M  WCI Steel, Inc., 10%, 2004                             249,375         132
      300M  Wells Aluminum Corp., 10.125%, 2005                    289,500         153
      400M  Wheeling-Pittsburgh Corp., 9.25%, 2007                 378,000         199
--------------------------------------------------------------------------------------
                                                                 1,318,875         696
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
PRINCIPAL                                                                     FOR EACH
   AMOUNT                                                                   $10,000 OF
OR SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MISCELLANEOUS--2.6%
$     500M  Kindercare Learning Centers, Inc., 9.50%, 2009     $   500,000     $   264
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--3.9%
      350M  Riverwood International Corp., 10.25%, 2006            351,313         185
      350M  S.D. Warren Co., Inc., 12%, 2004                       382,375         202
--------------------------------------------------------------------------------------
                                                                   733,688         387
--------------------------------------------------------------------------------------
            REAL ESTATE/CONSTRUCTION--.8%
      400M  Cathay International, Ltd., 13%, 2008 +                154,000          81
--------------------------------------------------------------------------------------
            RETAIL - FOOD/DRUG--1.3%
      250M  Stater Brothers Holdings, Inc., 9%, 2004               242,500         128
--------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--1.6%
      300M  Big 5 Corp., 10.875%, 2007                             304,500         161
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--12.6%
      500M  21st Century Telecom Group, Inc., 0%-12.25%, 2008      211,250         111
      500M  Comcast Cellular Holdings, Inc., 9.50%, 2007           535,000         282
      450M  E. Spire Communications, Inc., 0%-13%, 2005            307,125         162
      500M  McCaw International, Ltd., 0%-13%, 2007                267,500         141
      250M  Netia Holdings B.V., 10.25%, 2007                      213,125         112
      250M  Netia Holdings B.V., 0%-11.25%, 2007                   143,125          75
      400M  Powertel, Inc., 0%-12%, 2006                           292,000         154
      200M  Qwest Communications International, Inc.,
              0%-9.47%, 2007                                       154,500          81
      500M  RCN Corp., 0%-11%, 2008                                275,000         145
--------------------------------------------------------------------------------------
                                                                 2,398,625       1,263
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.7%
      300M  Moran Transportation Co., 11.75%, 2004                 322,500         170
--------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $17,961,416)               17,193,750       9,070
--------------------------------------------------------------------------------------
            COMMON STOCKS--.3%
            MEDIA (CABLE TV/BROADCASTING)
    1,000   *Echostar Communications Corp. - Cl. "A" (cost
              $0)                                                   48,375          26
--------------------------------------------------------------------------------------

EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1998

--------------------------------------------------------------------------------------
  SHARES,                                                                       AMOUNT
 WARRANTS                                                                     INVESTED
       OR                                                                     FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            PREFERRED STOCKS--2.5%
            PAPER/FOREST PRODUCTS
    9,000   S.D. Warren Co., Inc., 14%, Series "B" (cost
              $249,750)                                        $   468,000     $   247
--------------------------------------------------------------------------------------
            WARRANTS--.4%
            GAMING/LODGING--.0%
      200   *Goldriver Finance Corp., Liquidating Trust                200          --
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--.1%
    1,500   *Diva Systems Corp. (expiring 3/1/08) +                 24,000          13
--------------------------------------------------------------------------------------
            MINING/METALS--.0%
      200   *Gulf State Steel Acquisition Corp. (expiring
              4/15/03) +                                                 2          --
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.2%
    9,000   *S.D. Warren Co., Inc. (expiring 12/15/06) +            45,000          24
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.1%
      450   *E. Spire Communications, Inc. (expiring
              11/1/05) +                                             6,750           4
      400   *McCaw International, Ltd. (expiring 4/15/07) +          1,000          --
--------------------------------------------------------------------------------------
                                                                     7,750           4
--------------------------------------------------------------------------------------
TOTAL VALUE OF WARRANTS (cost $0)                                   76,952          41
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--3.0%
$     500M  United States Treasury Note, 7%, 2006 (cost
              $534,875)                                            569,531         300
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--1.0%
      200M  Ford Motor Credit Corp., 4.96%, 1/7/99 (cost
              $199,850)                                            199,850         105
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $18,945,891)           97.9%   18,556,458       9,789
OTHER ASSETS, LESS LIABILITIES                           2.1       399,229         211
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $18,955,687     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing
+ See Note 4

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Dear Investor:

We are please to present the annual report for the Executive Investors Insured Tax Exempt Fund ("Insured Tax Exempt Fund") for the fiscal year ending December 31, 1998.

During 1998, the Insured Tax Exempt Fund had a total return on a net asset value basis of 7.4%, outperforming its Lipper Inc. peer group by 208 basis points (2.08%). The principal factors affecting the Fund's performance were falling interest rates and the near-record issuance of municipal bonds.

As was the case with other financial markets, 1998 was a unique year for the municipal bond market. Despite an 80 basis point (.8%) decline in 30-year Treasury bond rates, long-term municipal bond yield fell only 15 basis points. New issue supply overwhelmed demand as fiscally strong municipalities issued a record amount of "new money" bonds and refunding volume soared in response to historically low rates. 1998's $284 billion of issuance was the second largest in the market's history, surpassed only by 1993's total of $292 billion. Supply cheapened municipal bonds relative to Treasuries, with long-term insured municipal bonds yielding more than Treasury bonds, a relationship previously seen only in the mid-1980s, when tax reform legislation threatened municipal bonds with the loss of their tax-exempt status. Nonetheless, in early October long-term municipal bond yields reached their lowest level since the 1960s, and municipal bonds had greater after-tax returns (for those in higher tax brackets) for the year than those of most taxable bonds.

The Fund's performance benefited from several factors. First, the Fund's assets include substantial holdings of non-callable bonds. Most municipal bonds are callable, which means that issuers can buy back (or call) bonds from investors if interest rates fall. This limits the price appreciation when interest rates fall, as they did in 1998. In contrast, non-callable bonds have an unlimited potential to increase in price. Our large holdings of non-callable bonds allowed the Fund to maintain a long duration relative to those of other funds as long-term municipal bond yields fell to 30-year lows. The Fund also benefited from numerous trading opportunities that were created by heavy new issue supply and strong retail demand. Lastly, the Fund was substantially fully invested throughout the year, which maximized current income and helped total return to the extent interest rates fell.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
 and Portfolio Manager

January 29, 1999

                      This page intentionally left blank.

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the Executive Investors Insured Tax Exempt Fund and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                    EXECUTIVE INVESTORS              LEHMAN BROTHERS

                                       Insured Tax Exempt Fund       Municipal Bond Index
Jul-90                                                  $9,525                    $10,000
Dec-90                                                   9,901                     10,286
Dec-91                                                  11,188                     11,536
Dec-92                                                  12,412                     12,552
Dec-93                                                  14,366                     14,093
Dec-94                                                  13,798                     13,365
Dec-95                                                  16,631                     15,716
Dec-96                                                  17,315                     16,384
Dec-97                                                  19,098                     17,889
Dec-98                                                  20,510                     19,049
                                  Average Annual Total Return*
Class A Shares                                     N.A.V. Only        S.E.C. Standardized
One Year                                                 7.39%                      2.28%
Five Years                                               7.38%                      6.34%
Since Inception (7/26/90)                                9.51%                      8.89%
S.E.C. 30-Day Yield                                      3.56%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND BEGINNING 7/26/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 1.35%, 5.17% AND 7.53%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1998 WOULD HAVE BEEN 2.68%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MUNICIPAL BONDS--104.2%
            ALABAMA--1.6%
$     250M  Coffee Cnty. Public Bldg. Authority, 6.10%,
              9/1/2016                                         $   276,250     $   163
--------------------------------------------------------------------------------------
            ARIZONA--4.6%
      250M  Maricopa County Development Authority Hosp. Facs.
              Rev. (Samaritan Hlth. Svcs.), 7%, 12/1/2016          314,375         186
      145M  Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
              (Chandler), 6.25%, 7/1/2011                          169,831         101
    1,000M  Sedona Wastewater Municipal Rev., Zero Coupon,
              7/1/2022                                             302,500         179
--------------------------------------------------------------------------------------
                                                                   786,706         466
--------------------------------------------------------------------------------------
            CALIFORNIA--8.6%
      250M  San Francisco City & County Parking Auth., 7%,
              6/1/2012                                             296,875         176
      500M  San Francisco City & County Redev. Agy. (Moscone
              Ctr.), 6.75%, 7/1/2015                               572,500         339
      250M  San Jose Redevelopment Agency, 6%, 8/1/2015            287,812         170
      250M  Santa Ana Fin. Auth. Lease Rev., 6.25%, 7/1/2015       294,687         174
--------------------------------------------------------------------------------------
                                                                 1,451,874         859
--------------------------------------------------------------------------------------
            COLORADO--2.4%
      350M  Roaring Fork General Obligation, 6.60%,
              6/15/2004*                                           398,562         236
--------------------------------------------------------------------------------------
            CONNECTICUT--5.6%
      400M  Connecticut Special Tax Oblig. Rev., 6.10%,
              10/1/2004*                                           448,000         265
      500M  Connecticut State Dev. Auth. Rev., Life Care
              Facs. (Seabury Proj.), 5%, 9/1/2021                  492,500         291
--------------------------------------------------------------------------------------
                                                                   940,500         556
--------------------------------------------------------------------------------------
            FLORIDA--8.1%
    1,000M  Boca Raton Cmnty. Redev. Agy. Tax Rev., Zero
              Coupon, 3/1/2015                                     458,750         271
      335M  Cocoa Water & Sewer Revenue, 5.75%, 10/1/2007*         367,662         218
      500M  Pensacola Airport Revenue, 5.60%, 10/1/2017            540,000         319
--------------------------------------------------------------------------------------
                                                                 1,366,412         808
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            GEORGIA--2.8%
$     500M  Carrol City, County Hosp. Auth. Rev. Antic. Ctf.
              (Tanner Med. Ctr.), 4.75%, 7/1/2018              $   480,625     $   284
--------------------------------------------------------------------------------------
            ILLINOIS--11.0%
      500M  Chicago Board of Education, 6.25%, 12/1/2012           585,625         346
      500M  Chicago General Obligation, 6%, 7/1/2005*              561,875         332
      500M  Illinois Dev. Fin. Auth. (Rockford School #205),
              6.55%, 2/1/2009                                      586,875         347
      100M  Will County School District General Obligation,
              7.10%, 12/1/2009                                     122,875          73
--------------------------------------------------------------------------------------
                                                                 1,857,250       1,098
--------------------------------------------------------------------------------------
            MAINE--1.7%
      250M  Maine Municipal Bond Bank, 6.50%, 11/1/2014            279,688         165
--------------------------------------------------------------------------------------
            MARYLAND--3.3%
    1,000M  Baltimore General Obligation, Zero Coupon,
              10/15/2011                                           557,500         330
--------------------------------------------------------------------------------------
            MASSACHUSETTS--3.3%
      500M  Mass. Bay Transportation Authority Gen. Sys.
              Rev., 5.80%, 3/1/2013                                561,875         332
--------------------------------------------------------------------------------------
            MICHIGAN--2.0%
    1,000M  Howell Public Schools General Obligation, Zero
              Coupon, 5/1/2006*                                    338,750         200
--------------------------------------------------------------------------------------
            MISSOURI--5.0%
      200M  Liberty Sewer System Revenue, 6.15%, 2/1/2015          226,750         134
      500M  Missouri State Health & Educational Facilities
              Auth. (BJC Health System), 6.75%, 5/15/2010          613,125         363
--------------------------------------------------------------------------------------
                                                                   839,875         497
--------------------------------------------------------------------------------------
            NEW JERSEY--3.1%
      485M  New Jersey Housing & Mortgage Fin. Rev., 6.55%,
              10/1/2010                                            524,406         310
--------------------------------------------------------------------------------------
            NEW YORK--2.0%
      290M  New York City Municipal Water Fin. Auth. Rev.,
              5.875%, 6/15/2001*                                   330,963         196
--------------------------------------------------------------------------------------

EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            NORTH CAROLINA--5.1%
$     430M  North Carolina Central Univ. Hsg. Rev., 5.75%,
              11/1/2015                                        $   469,775     $   278
      400M  Winston Salem State Univ. Rev. Hsg. & Dining
              System, 5%, 1/1/2017                                 400,500         237
--------------------------------------------------------------------------------------
                                                                   870,275         515
--------------------------------------------------------------------------------------
            OHIO--1.6%
      250M  Lorain County Hosp. Rev. (Catholic Healthcare
              Partners), 5.625%, 9/1/2014                          270,313         160
--------------------------------------------------------------------------------------
            OKLAHOMA--3.5%
      500M  Grand River Dam Authority Revenue, 6.25%,
              6/1/2011                                             588,750         348
--------------------------------------------------------------------------------------
            OREGON--3.2%
      500M  Oregon State Dept. of Administrative Services
              Cert. of Partic., 5.65%, 5/1/2012                    550,000         325
--------------------------------------------------------------------------------------
            PENNSYLVANIA--6.4%
      525M  Erie General Obligation, 5.75%, 5/15/2007*             572,250         338
      100M  Jeannette School District General Obligation,
              6.65%, 6/1/2001*                                     107,000          63
      350M  Philaldelphia Water & Wastewater Rev., 6.25%,
              8/1/2012                                             410,813         243
--------------------------------------------------------------------------------------
                                                                 1,090,063         644
--------------------------------------------------------------------------------------
            PUERTO RICO--6.4%
      400M  Puerto Rico Commonwealth Hwy. & Transn. Auth.
              Rev., 6.25%, 7/1/2014                                472,000         279
      545M  Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl.
              Facs., 6.25%, 7/1/2016                               609,719         361
--------------------------------------------------------------------------------------
                                                                 1,081,719         640
--------------------------------------------------------------------------------------
            RHODE ISLAND--1.3%
      200M  Rhode Island Convention Center Authority, 6.70%,
              5/15/2001*                                           217,250         129
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TEXAS--8.7%
$     505M  Austin Utility System Rev., 6%, 11/15/2013         $   578,838     $   342
      500M  Harris County General Obligation, 6.50%,
              8/15/2013                                            596,250         353
      250M  Houston Water Conveyance System Cert. of Partic.,
              6.25%, 12/15/2012                                    294,063         174
--------------------------------------------------------------------------------------
                                                                 1,469,151         869
--------------------------------------------------------------------------------------
            WASHINGTON--2.9%
      500M  King County Public Hospital District #002 General
              Obligation, 5%, 12/1/2028                            486,250         288
--------------------------------------------------------------------------------------
TOTAL VALUE OF MUNICIPAL BONDS (cost $15,839,264)               17,615,007      10,418
--------------------------------------------------------------------------------------
            SHORT-TERM TAX EXEMPT INVESTMENTS--.6%
            NEW YORK
      100M  New York City General Obligation, Adjustable Rate
              Note, 5.15% (cost $100,000)**                        100,000          59
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $15,939,264)          104.8%   17,715,007      10,477
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (4.8)     (805,812)       (477)
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $16,909,195     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. Interest rate shown is the rate in effect at December 31, 1998.

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
EXECUTIVE INVESTORS TRUST
December 31, 1998

------------------------------------------------------------------------------
                                           BLUE CHIP   HIGH YIELD  INSURED TAX
                                                FUND         FUND  EXEMPT FUND
------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $ 3,191,708  $18,945,891  $15,939,264
                                         -----------  -----------  -----------
                                         -----------  -----------  -----------
  At value (Note 1A)...................  $ 4,698,114  $18,556,458  $17,715,007
Cash...................................      186,622      207,120       47,717
Receivables:
  Interest and dividends...............        3,353      408,186      216,037
  Trust shares sold....................           --       31,935        1,012
  Investment securities sold...........       41,219           --    1,077,464
                                         -----------  -----------  -----------
Total Assets...........................    4,929,308   19,203,699   19,057,237
                                         -----------  -----------  -----------
LIABILITIES
Payables:
  Trust shares redeemed................          866      128,552           --
  Investment securities purchased......       36,308           --    2,052,570
  Distributions payable................        9,439       84,441       91,458
Accrued expenses.......................        2,997       27,078           --
Accrued advisory fee...................        1,964        7,941        4,014
                                         -----------  -----------  -----------
Total Liabilities......................       51,574      248,012    2,148,042
                                         -----------  -----------  -----------
NET ASSETS.............................  $ 4,877,734  $18,955,687  $16,909,195
                                         -----------  -----------  -----------
                                         -----------  -----------  -----------
NET ASSETS CONSIST OF:
Capital paid in........................  $ 3,371,555  $20,898,424  $15,133,452
Undistributed net investment income....           --      113,939           --
Accumulated net realized loss on
  investment transactions..............         (227)  (1,667,243)          --
Net unrealized appreciation
  (depreciation) of investments........    1,506,406     (389,433)   1,775,743
                                         -----------  -----------  -----------
Total..................................  $ 4,877,734  $18,955,687  $16,909,195
                                         -----------  -----------  -----------
                                         -----------  -----------  -----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING..........................      196,409    2,531,463    1,161,674
                                         -----------  -----------  -----------
                                         -----------  -----------  -----------
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE (Net assets divided by
  trust shares outstanding)............  $     24.83  $      7.49  $     14.56
                                         -----------        -----  -----------
                                         -----------        -----  -----------
MAXIMUM OFFERING PRICE PER SHARE (Net
  asset value/.9525)*..................  $     26.07  $      7.86  $     15.29
                                         -----------        -----  -----------
                                         -----------        -----  -----------

* On purchases of $100,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
EXECUTIVE INVESTORS TRUST
Year Ended December 31, 1998

---------------------------------------------------------------------------
                                         BLUE CHIP  HIGH YIELD  INSURED TAX
                                              FUND        FUND  EXEMPT FUND
---------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $  10,803  $1,875,082  $   886,534
  Dividends............................     50,439         418           --
  Miscellaneous income.................         --      31,750           --
                                         ---------  ----------  -----------
Total income...........................     61,242   1,907,250      886,534
                                         ---------  ----------  -----------
Expenses (Notes 1 and 3):
  Advisory fee.........................     43,487     195,205      167,864
  Distribution plan expenses...........     21,744      97,601       83,931
  Shareholder servicing costs..........      5,585      25,878        9,409
  Professional fees....................      3,849      15,492       12,606
  Custodian fees.......................      6,465       5,487        5,967
  Reports and notices to shareholders..      2,645       9,081        5,105
  Other expenses.......................      1,971      11,964        7,362
                                         ---------  ----------  -----------
Total expenses.........................     85,746     360,708      292,244
Less: Expenses waived or assumed.......    (39,741)   (117,122)    (158,705)
     Custodian fees paid indirectly....     (5,860)     (3,287)      (1,665)
                                         ---------  ----------  -----------
Net expenses...........................     40,145     240,299      131,874
                                         ---------  ----------  -----------
Net investment income..................     21,097   1,666,951      754,660
                                         ---------  ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain on investments.......    104,448     126,660      270,022
Net unrealized appreciation
  (depreciation) of investments........    608,792  (1,643,367)     157,055
                                         ---------  ----------  -----------
Net gain (loss) on investments.........    713,240  (1,516,707)     427,077
                                         ---------  ----------  -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $ 734,337  $  150,244  $ 1,181,737
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
EXECUTIVE INVESTORS TRUST

---------------------------------------------------------------
                                             BLUE CHIP FUND
                                         ----------------------
YEAR ENDED DECEMBER 31                         1998        1997
---------------------------------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income................  $   21,097  $   27,109
  Net realized gain on investments.....     104,448     226,701
  Net unrealized appreciation
    (depreciation) of investments......     608,792     399,894
                                         ----------  ----------
    Net increase in net assets
      resulting from operations........     734,337     653,704
                                         ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................     (22,710)    (27,075)
  Net realized gains...................    (111,862)   (219,514)
                                         ----------  ----------
    Total distributions................    (134,572)   (246,589)
                                         ----------  ----------
TRUST SHARE TRANSACTIONS(a)
  Proceeds from shares sold............   1,201,975   1,122,087
  Reinvestment of distributions........     123,620     236,032
  Cost of shares redeemed..............    (774,927)   (198,168)
                                         ----------  ----------
  Net increase from trust share
    transactions.......................     550,668   1,159,951
                                         ----------  ----------
    Net increase (decrease) in net
      assets...........................   1,150,433   1,567,066
NET ASSETS
  Beginning of year....................   3,727,301   2,160,235
                                         ----------  ----------
  End of year+.........................  $4,877,734  $3,727,301
                                         ----------  ----------
                                         ----------  ----------
+Includes undistributed net investment
 income of.............................          --  $    1,396
                                         ----------  ----------
                                         ----------  ----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      53,050      52,260
  Issued for distributions
    reinvested.........................       5,026      10,913
  Redeemed.............................     (33,583)     (8,947)
                                         ----------  ----------
  Net increase in trust shares.........      24,493      54,226
                                         ----------  ----------
                                         ----------  ----------

                       See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                           INSURED
                                             HIGH YIELD FUND           TAX EXEMPT FUND
                                         ------------------------  ------------------------
                                                1998         1997         1998         1997
---------------------------------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income................  $ 1,666,951  $ 1,567,815  $   754,660  $   750,397
  Net realized gain on investments.....      126,660       63,758      270,022      133,949
  Net unrealized appreciation
    (depreciation) of investments......   (1,643,367)     437,713      157,055      663,898
                                         -----------  -----------  -----------  -----------
    Net increase in net assets
     resulting from operations.........      150,244    2,069,286    1,181,737    1,548,244
                                         -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................   (1,691,909)  (1,582,847)    (755,255)    (751,800)
  Net realized gains...................           --           --     (270,196)    (133,949)
                                         -----------  -----------  -----------  -----------
    Total distributions................   (1,691,909)  (1,582,847)  (1,025,451)    (885,749)
                                         -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS(a)
  Proceeds from shares sold............    3,991,914    3,853,833    2,842,251    1,477,036
  Reinvestment of distributions........      702,882      697,365      647,163      521,972
  Cost of shares redeemed..............   (3,431,181)  (2,577,220)  (2,929,454)  (1,876,983)
                                         -----------  -----------  -----------  -----------
  Net increase from trust share
    transactions.......................    1,263,615    1,973,978      559,960      122,025
                                         -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets............................     (278,050)   2,460,417      716,246      784,520
NET ASSETS
  Beginning of year....................   19,233,737   16,773,320   16,192,949   15,408,429
                                         -----------  -----------  -----------  -----------
  End of year+.........................  $18,955,687  $19,233,737  $16,909,195  $16,192,949
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
+Includes undistributed net investment
  income of............................  $   113,939  $   138,897           --  $       595
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      505,647      485,416      194,643      105,445
  Issued for distributions
    reinvested.........................       89,636       87,700       44,423       37,083
  Redeemed.............................     (437,480)    (324,689)    (200,774)    (134,047)
                                         -----------  -----------  -----------  -----------
  Net increase in trust shares.........      157,803      248,427       38,292        8,481
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

1. SIGNIFICANT ACCOUNTING POLICIES--Executive Investors Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of unlimited shares of beneficial interest of the Blue Chip Fund, the High Yield Fund and the Insured Tax Exempt Fund (each a "Fund") and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks to provide high total investment return consistent with the preservation of capital.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

INSURED TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from federal income tax.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining value. The municipal bonds in which the Insured Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.

The municipal bonds held by the Insured Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Trust to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1998, the High Yield Fund had capital loss carryovers of $1,667,243 of which $1,286,892 expires in 1999, $211,168 expires in 2003, $109,463 expires in 2004 and $59,720 expires in 2005.

C. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

D. Distributions to Shareholders--Dividends from net investment income to the shareholders of the High Yield Fund and the Insured Tax Exempt Fund are generally declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund are generally declared and paid quarterly. Distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

EXECUTIVE INVESTORS TRUST

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. For the year ended December 31, 1998, The Bank of New York, custodian for the Funds, has provided total credits in the amount of $10,812 against custodian charges based on the uninvested cash balances of the Funds.

2. SECURITY TRANSACTIONS--For the year ended December 31, 1998, purchases and sales of securities other than short-term tax exempt investments and short-term securities, were as follows:

                                             Cost of     Proceeds
Fund                                       Purchases     of Sales
---------------------------------------  -----------  -----------
Blue Chip Fund.........................  $ 4,474,665  $ 3,825,391
High Yield Fund........................    8,916,205    7,779,950
Insured Tax Exempt Fund................   29,599,839   28,943,143

At December 31, 1998, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                             Gross         Gross  Net Unrealized
                                           Aggregate    Unrealized    Unrealized    Appreciation
Fund                                            Cost  Appreciation  Depreciation  (Depreciation)
---------------------------------------  -----------  ------------  ------------  --------------
Blue Chip Fund.........................  $ 3,192,422  $  1,530,965  $     25,273  $    1,505,692
High Yield Fund........................   18,945,891       465,876       855,309        (389,433)
Insured Tax Exempt Fund................   15,939,264     1,780,518         4,775       1,775,743

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Trust are officers and directors of its investment adviser, Executive Investors Management Company, Inc. ("EIMCO"), its underwriter, Executive Investors Corporation ("EIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's Individual Retirement Accounts. Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 1998, total trustee fees accrued by the Funds amounted to $795.

The Investment Advisory Agreement provides as compensation to EIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The total advisory fees earned by EIMCO from all Funds was $406,556 of which $243,054 was waived. In addition, expenses of $31,859 were assumed by EIMCO.

For the year ended December 31, 1998, EIC, as underwriter of the Trust, received $29,218 in commissions from the sale of Trust shares, after allowing $224,441 to other dealers. Shareholder servicing costs included $27,431 in transfer agent fees accrued to ADM and $2,808 in IRA custodian fees accrued to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay a fee equal to .50% of its average daily net assets on an annualized basis each fiscal year, payable quarterly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended December 31, 1998, total distribution plan fees accrued to EIC amounted to $203,276 (of which $40,655 was waived).

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1998, the High Yield Fund held nine 144A securities with an aggregate value of $1,322,752. These securities represent 7.0% of the Fund's net assets and are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FINANCIAL HIGHLIGHTS
EXECUTIVE INVESTORS TRUST

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

      -------------------------------------------------------------------------------------------------------------------
                                                                      P E R   S H A R E   D A T A
                                         --------------------------------------------------------------------------------------

                                                      INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                                         NET ASSET  --------------------------------------          FROM
                                             VALUE                NET REALIZED              --------------------
                                         ---------         NET  AND UNREALIZED  TOTAL FROM         NET       NET
                                         BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                           OF YEAR      INCOME     INVESTMENTS  OPERATIONS      INCOME      GAIN  DISTRIBUTIONS
      -------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
1994...................................  $   14.07  $      .24  $         (.41) $     (.17) $      .22  $    .93  $        1.15
1995...................................      12.75         .30            4.30        4.60         .29       .74           1.03
1996...................................      16.32         .22            3.13        3.35         .24      1.07           1.31
1997...................................      18.36         .19            4.68        4.87         .19      1.36           1.55
1998...................................      21.68         .11            3.74        3.85         .12       .58            .70
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
1994...................................  $    7.89  $      .70  $         (.87) $     (.17) $      .74  $     --  $         .74
1995...................................       6.98         .70             .58        1.28         .67        --            .67
1996...................................       7.59         .72             .28        1.00         .70        --            .70
1997...................................       7.89         .68             .23         .91         .70        --            .70
1998...................................       8.10         .67            (.60)        .07         .68        --            .68
-------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
1994...................................  $   13.77  $      .68  $        (1.23) $     (.55) $      .69  $     --  $         .69
1995...................................      12.53         .72            1.80        2.52         .73       .28           1.01
1996...................................      14.04         .66            (.10)        .56         .67       .11            .78
1997...................................      13.82         .67             .71        1.38         .67       .12            .79
1998...................................      14.41         .66             .39        1.05         .66       .24            .90
-------------------------------------------------------------------------------------------------------------------

* Calculated without sales charges.
+ Net of expenses waived or assumed (Note 3).

                       See notes to financial statements

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

 --------------------------------------------------------------------------------------------------------------------
                                                        R A T I O S / S U P P L E M E N T A L   D A T A
                                          ----------------------------------------------------------------------------
                               ---------
                                                                                        RATIO TO AVERAGE NET
                                                                                           ASSETS BEFORE
                                                                    RATIO TO AVERAGE          EXPENSES
                                                                      NET ASSETS+        WAIVED OR ASSUMED
                               NET ASSET                          --------------------  --------------------
                                   VALUE    TOTAL                                  NET                   NET  PORTFOLIO
                               ---------   RETURN     NET ASSETS            INVESTMENT            INVESTMENT  TURNOVER
                                     END        *    END OF YEAR  EXPENSES      INCOME  EXPENSES      INCOME      RATE
                                 OF YEAR      (%)  (IN MILLIONS)       (%)         (%)       (%)         (%)       (%)
 --------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
1994.........................  $   12.75    (1.21) $           1       .50        1.82      2.54        (.22)       89
1995.........................      16.32    36.30              1       .50        1.99      2.20         .29        33
1996.........................      18.36    20.62              2       .75        1.33      2.28        (.20)       50
1997.........................      21.68    26.58              4       .75         .92      2.03        (.36)      163
1998.........................      24.83    17.81              5      1.00         .55      1.84        (.29)       96
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
1994.........................  $    6.98    (2.32) $          15      1.33        9.45      1.88        8.90        53
1995.........................       7.59    19.08             16      1.35        9.52      1.90        8.97        69
1996.........................       7.89    13.69             17      1.22        9.38      1.82        8.78        27
1997.........................       8.10    12.03             19      1.22        8.68      1.82        8.08        49
1998.........................       7.49      .86             19      1.25        8.54      1.83        7.96        41
--------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
1994.........................  $   12.53    (3.95) $          10       .50        5.39      1.80        4.09       215
1995.........................      14.04    20.53             13       .50        5.35      1.74        4.11       147
1996.........................      13.82     4.11             15       .75        4.85      1.71        3.89       116
1997.........................      14.41    10.30             16       .75        4.80      1.71        3.84       126
1998.........................      14.56     7.39             17       .80        4.50      1.73        3.57       172
--------------------------------------------------------------------------------------------------------------------

* Calculated without sales charges.
+ Net of expenses waived or assumed (Note 3).

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
Executive Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, High Yield and Insured Tax Exempt Funds (comprising Executive Investors Trust), as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, High Yield and Insured Tax Exempt Funds as of December 31, 1998, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 29, 1999

EXECUTIVE INVESTORS TRUST

TRUSTEES
--------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
--------------------------------

GLENN O. HEAD
President

DENNIS T. FITZPATRICK
Vice President

GEORGE V. GANTER
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

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
EXECUTIVE INVESTORS TRUST

SHAREHOLDER INFORMATION
--------------------------------

INVESTMENT ADVISER
EXECUTIVE INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
EXECUTIVE INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Trust's prospectus.

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